UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2007

UNITED COMPANIES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-28321	88-0374969
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

940 N.W. 1st Street, Fort Lauderdale, Florida 33311
(Address of Principal Executive Office) (Zip Code)

(954) 462-5570
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 11, 2007 the Company increased the base compensation of all of its full time employees retroactively effective to April 1, 2007. The Company’s decision for the increases was based on a variety of factors, including but not limited to the growth and performance of the Company, and cost of living adjustments. Pursuant to the increases, the Company's Chief Executive Officer's annual base compensation has increased to $103,740.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMPANIES CORPORATION

Date: April 11, 2007	By:	/s/ Robert Carmichael
Robert Carmichael
Chief Executive Officer